Exhibit (h)

                       [________] Shares of Common Stock
                 Issuable Upon Exercise of Transferable Rights
                         to Subscribe for such Shares

                           DEALER MANAGER AGREEMENT


                                          New York, New York
                                          January [_], 2007

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

      Each of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), and Nomura Asset Management U.S.A. Inc., a New York corporation (the "Manager"), hereby confirms the agreement with and appointment of UBS Securities LLC to act as dealer manager (the "Dealer Manager") in connection with the issuance by the Fund to the holders of record (the "Record Date Stockholders") at the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") transferable rights entitling such Record Date Stockholders to subscribe for up to [________] shares (each a "Share" and, collectively, the "Shares") of common stock, par value $0.10 per share (the "Common Shares"), of the Fund (the "Offer"). Pursuant to the terms of the Offer, the Fund is issuing each Record Date Stockholders one transferable right (each a "Right" and, collectively, the "Rights") for each Common Share held by such Record Date Stockholder on the Record Date. Such Rights entitle their holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each three Rights exercised, on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Record Date Stockholder who fully exercises all Rights initially issued to such Record Date Stockholder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in the Prospectus. The Rights are transferable and are expected to be listed on the New York Stock Exchange, Inc. ("NYSE") under the symbol "KEF.RT".

      The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (Nos. 333-138220 and 811-08002) and a related preliminary prospectus under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission under the Investment Company Act (the "Investment Company Act Rules and Regulations") and the rules and regulations of the Commission under the Securities Act (the "Securities Act Rules and Regulations" and, together with the Investment Company Act Rules and Regulations, the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-2, if any, and such amended preliminary prospectuses as may have been required to the date hereof. If the registration statement has not become effective, a further amendment to such registration statement, including forms of a final prospectus necessary to permit such registration statement to become effective, will promptly be filed by the Fund with the Commission. If the registration statement has become effective and any prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations, a final prospectus containing such omitted information will promptly be filed by the Fund with the Commission in accordance with Rule 497(h) of the Rules and Regulations. The term "Registration Statement" means the registration statement, as amended, at the time it becomes or became effective, including financial statements and all exhibits and all documents, if any, incorporated therein by reference, and any information deemed to be included by Rule 430A. The term "Prospectus" means (except as otherwise specified herein) the final prospectus in the form filed with the Commission pursuant to Rule 497(c), (e), (h) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act.

      The Prospectus and letters to owners of Common Shares of the Fund, subscription certificates and other forms used to exercise rights, brochures, wrappers, any letters from the Fund to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Fund may use, approve, prepare or authorize for use in connection with the Offer are collectively referred to hereinafter as the "Offering Materials".

1.    Representations and Warranties.

      (a) The Fund and the Manager jointly and severally represent and warrant to, and agree with, the Dealer Manager as of the date hereof, as of the date of the commencement of the Offer (such date being hereinafter referred to as the "Representation Date") and as of the Expiration Date (as defined below) that:

            (i) The Fund meets the requirements for use of Form N-2 under the Securities Act and the Investment Company Act and the Rules and Regulations. At the time the Registration Statement became or becomes effective, the Registration Statement did or will contain all statements required to be stated therein in accordance with, and did or will comply in all material respects with, the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and did not or will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. From the time the Registration Statement became or becomes effective through the expiration date of the Offer set forth in the Prospectus, as it may be extended as provided in the Prospectus (the "Expiration Date"), the Offering Materials will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, Prospectus or Offering Materials made in reliance upon and in conformity with information relating to the Dealer Manager furnished to the Fund in writing by the Dealer Manager expressly for use in the Registration Statement, Prospectus or Offering Materials.

            (ii) The Fund (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, (ii) has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, (iii) currently maintains all necessary licenses, permits, consents, orders, approvals, and other authorizations (collectively, the "Licenses and Permits") necessary to carry on its business as contemplated in the Prospectus, (iv) is duly qualified to do business as a foreign corporation, (v) has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and (vi) is in good standing in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to obtain or maintain such Licenses and Permits, to be qualified as a foreign corporation, to make such filings or be in good standing would not have a material adverse effect upon the Fund's business, properties, management, prospects, financial condition or results of operations. The Fund has no subsidiaries.

            (iii) The Fund is duly registered with the Commission under the
                  Investment Company Act as a closed-end, non-diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of the Fund's and the Manager's knowledge, threatened by the Commission, all required action has been taken by the Fund under the Securities Act and the Investment Company Act to make the public offering and to consummate the issuance of the Rights and the issuance and sale of the Shares by the Fund upon exercise of the Rights, and the provisions of the Fund's articles of incorporation and by-laws comply as to form in all material respects with the requirements of the Investment Company Act and the Investment Company Act Rules and Regulations.

            (iv) Ernst & Young LLP, the independent registered public accounting firm that certified the financial statements of the Fund set forth or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Investment Company Act, the Securities Act, the Rules and Regulations and by the rules of the Public Company Accounting Oversight Board.

            (v) The financial statements of the Fund, together with the related notes and schedules thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Fund as of the dates or for the periods indicated in conformity with U.S. generally accepted accounting principles applied on a consistent basis; and the information set forth in the Prospectus under the headings "Fund expenses" and "Financial highlights" presents fairly in all material respects the information stated therein.

            (vi) The Fund has an authorized and outstanding capitalization as set forth in the Prospectus; the issued and outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Capital stock"; the Rights have been duly authorized by all requisite action on the part of the Fund for issuance pursuant to the Offer; the certificates for the Shares are in due and proper form; the Shares have been duly authorized by all requisite action on the part of the Fund for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Fund pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares has been done in compliance with all applicable federal and state securities laws and is not subject to any preemptive rights.

            (vii) Except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Fund and (B) there has not been any material change in the Common Shares or long-term debt of the Fund, or any material adverse change, or, to the Fund's or the Manager's knowledge, any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund, (C) there has been no dividend or distribution declared in respect of the Fund's capital stock and (D) the Fund has not incurred any long-term debt.

           (viii) Each of this agreement (the "Agreement"); the Reorganization Support Service Agreement (the "Subscription Agency Agreement") dated as of [_________], 2007 between the Fund and The Colbent Corporation (the "Subscription Agent"); the Information Agent Letter Agreement (the "Information Agent Agreement") dated as of [________], 2007 between the Fund and The Altman Group, Inc. (the "Information Agent"); the Management Agreement dated as of [_______], [___] between the Fund and the Manager (the "Management Agreement"); the Custodian Agreement dated as of [________], [____] between the Fund and Brown Brothers Harriman & Co. (the "Custodian Agreement"); and the [Registrar, Transfer Agency and Service Agreement] dated as of [________], [____] between the Fund and Computershare Investor Services (the "Transfer Agency Agreement") (collectively, all the foregoing are referred to herein as the "Fund Agreements"), has been duly authorized, executed and delivered by the Fund; each of the Fund Agreements complies with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations under such Acts; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid, binding and enforceable obligation of the Fund, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

            (ix) Neither the issuance of the Rights, nor the issuance and sale of the Shares upon the exercise of the Rights, nor the execution, delivery, performance and consummation by the Fund of any other of the transactions contemplated in this Agreement, or to the extent applicable to the Rights or the Shares in the Fund Agreements, nor the consummation of the transactions contemplated in this Agreement or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the articles of incorporation, by-laws or similar organizational documents of the Fund, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the charter, by-laws or similar organizational documents of the Fund, or the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor will such action by the Fund result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over the Fund or any of its properties.

            (x) Except as set forth in the Registration Statement, there is no pending or, to the Fund's or the Manager's knowledge, threatened action, suit, claim, investigation or proceeding affecting the Fund or to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which would result in any material adverse change in the condition (financial or other), business prospects, net worth or operations of the Fund, or which would materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus or the consummation of the transactions contemplated hereby.

            (xi) There are no franchises, contracts or other documents of the Fund required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference therein as required by the Securities Act, the Investment Company Act or the Rules and Regulations.

            (xii) No consent, approval, authorization, notification or order of, or filing with, any federal, state, local or foreign court or governmental or regulatory agency, commission, board, authority or body or with any self-regulatory organization or other non-governmental regulatory authority is required for the consummation by the Fund of the transactions contemplated by the Fund Agreements or the Registration Statement, except such as have been obtained, or if the Registration Statement filed with respect to the Shares is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained prior to commencement of the Offer) under the Investment Company Act, the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           (xiii) The Common Shares have been duly listed on the NYSE and prior to their issuance the Shares and the Rights will have been duly approved for listing, subject to official notice of issuance, on the NYSE.

            (xiv) The Fund (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement); provided that any action in connection with the Fund's Dividend Reinvestment Plan will not be deemed to be within the terms of this Section 1.a.xiv.

            (xv) The Fund has complied in all previous tax years and intends to direct the investment of the proceeds of the Offer described in the Registration Statement and the Prospectus in such a manner as to continue to comply, with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

            (xvi) The Fund has complied in the last five years, and intends to direct the investment of the proceeds of the Offer described in the Registration Statement and the Prospectus in such a manner as to continue to comply, with the asset coverage requirements of the Investment Company Act.

           (xvii) The Fund has (a) appointed a Chief Compliance Officer and
                  (b) adopted and implemented written policies and procedures which the Board of Directors of the Fund has determined are reasonably designed to prevent violations of the federal securities laws in a manner required by and consistent with Rule 38a-1 of the Rules and Regulations under the Investment Company Act and is in compliance in all material respects with such Rule.

          (xviii) The Offering Materials complied and comply with the requirements of the Securities Act and the Securities Act Rules and Regulations. Other than the Offering Materials, the Fund has not, without the written permission of the Dealer Manager, used, approved, prepared or authorized any letters to beneficial owners of the shares of Common Stock of the Fund, forms used to exercise rights, any letters from the Fund to securities dealers, commercial banks and other nominees or any newspaper announcements or other offering materials and information in connection with the Offer; provided, however, that any use of transmittal documentation and subscription documentation independently prepared by the Dealer Manager, broker-dealers, trustees, nominees or other financial intermediaries shall not cause a violation of this section (xviii).

            (xix) Any Offering Materials authorized in writing by or prepared by the Fund or an Adviser used in connection with the issuance of the Rights does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Moreover, all Offering Materials complied and will comply in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the Rules and Regulations and the rules and interpretations of the NASD.

            (xx) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxi) The Fund has established and maintains disclosure controls and procedures; such disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act) are designed to ensure that material information relating to the Fund is made known to the Fund's Chief Executive Officer and its Chief Financial Officer by others within the Fund, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Fund's independent registered public accounting firm and the Audit Committee of the Board of Directors of the Fund have been advised of: (A) any significant deficiencies in the design or operation of internal controls over financial reporting which could adversely affect the Fund's ability to record, process, summarize, and report financial data; and (B) any fraud, whether or not material, that involves management or other employees who have a role in the Fund's internal controls over financial reporting; any material weaknesses in the Fund's internal controls over financial reporting have been identified for the Fund's independent registered public accounting firm; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls over financial reporting or in other factors that could materially affect internal controls over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

           (xxii) The Fund and its officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

      (b) The Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

            (i) Each of the Manager, Nomura Asset Management Co., Ltd., a Japanese corporation (the "Investment Adviser"), Nomura Asset Management Hong Kong Limited, a Hong Kong corporation ("NAM HK"), an investment sub-adviser, and Nomura Asset Management Singapore Limited, a Singapore corporation ("NAM Singapore" and, together with the Manager, the Investment Adviser and NAM HK, the "Advisers") has been duly incorporated and is validly existing as (i) a corporation under the laws of the State of New York, with respect to the Manager, (ii) a corporation under the laws of Japan, with respect to the Investment Adviser, (iii) a Hong Kong corporation under the laws of Hong Kong, with respect to NAM HK and (iv) a Singapore corporation under the laws of Singapore, with respect to NAM Singapore, and has full corporate power and authority to own its properties and assets and conduct its business as described in the Registration Statement and the Prospectus, currently maintains all Licenses and Permits material to the conduct of its business and necessary to enable such Adviser to continue to supervise investments in securities as contemplated in the Registration Statement and Prospectus.

            (ii) Each Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund as contemplated in the Prospectus and the Management Agreement, the Investment Advisory Agreement dated as of [_______], [___] between the Manager and the Investment Adviser (the "Investment Advisory Agreement"), the Sub-Advisory Agreement dated as of [_______], [___] between the Manager and NAM HK (the "HK Sub-Advisory Agreement") and the Sub-Advisory Agreement dated as of [_______], [___] between the Manager and NAM Singapore (the "Singapore Sub-Advisory Agreement" and, together with the HK Sub-Advisory Agreement, the "Sub-Advisory Agreements"), to which it is a party.

            (iii) Each of this Agreement, the Management Agreement, the
                  Investment Advisory Agreement and the Sub-Advisory Agreements (collectively, the "Adviser Agreements") has been duly authorized, executed and delivered by each Adviser that is a party to such Agreement, and complies with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of each Adviser that is a party to such Agreement, subject to the qualification that the enforceability of each Adviser's obligations thereunder, as applicable, may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

            (iv) Neither the execution, delivery, performance and consummation by an Adviser of its obligations under this Agreement or any other Adviser Agreement to which it is a party, nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the articles of incorporation, by-laws or similar organizational documents of such Adviser, or conflict with, result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of such Adviser under the articles of incorporation, bylaws or similar organizational document, the terms and provisions of any indenture, mortgage, loan agreement, note, insurance or surety agreement, or any other material lease, instrument or agreement to which such Adviser is a party or by which it may be bound or to which any of the property or assets of such Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body having jurisdiction over such Adviser or any of its properties.

            (v) Except as set forth in the Registration Statement, there is no pending or, to the best of the Manager's knowledge, threatened action, suit or proceeding affecting either Adviser or to which either Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator which would result in any material adverse change in either Adviser's condition (financial or other), business prospects, net worth or operations, or which would materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

            (vi) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body is required for the consummation by an Adviser of the transactions contemplated by this Agreement or any other Adviser Agreement, to which such Adviser is a party, except where the failure to obtain such consent, approval, authorization, notification or order, or make such filing would have a material adverse effect on such Adviser's business, properties, management, prospects, financial condition or results of operations.

            (vii) Each Adviser (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights and the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, Common Shares of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of the anti-manipulation rules under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Fund (except for the solicitation of exercises of the Rights pursuant to this Agreement); provided that any action in connection with the Fund's Dividend Reinvestment Plan will not be deemed to be within the terms of this Section 1.b.vii.

           (viii) The Manager intends to direct the other Advisers with respect to the investment of the proceeds of the Offer described in the Registration Statement and the Prospectus in such a manner as to cause the Fund to comply with the requirements of Subchapter M of the Code. Such other Advisers intend to direct the investment of the proceeds of the Offer described in the Registration Statement and the Prospectus in such a manner as to cause the Fund to comply with the requirements of Subchapter M of the Code.

      (c) Any certificate required by this Agreement that is signed by any officer of the Fund or the Manager and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Fund or the Manager, as the case may be, to the Dealer Manager, as to the matters covered thereby.

2.    Agreement to Act as Dealer Manager.

      (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

            (i) The Fund hereby appoints the Dealer Manager to solicit the exercise of Rights and authorizes the Dealer Manager to sell Shares purchased by the Dealer Manager from the Fund through the exercise of Rights as described herein in accordance with the Securities Act, the Investment Company Act and the Exchange Act; the Fund hereby authorizes the Dealer Manager to form and manage a group of selling broker-dealers (each a "Selling Group Member" and collectively the "Selling Group") that enter into a Selling Group Agreement with the Dealer Manager in the form attached hereto as Exhibit A to solicit the exercise of Rights and to sell Shares purchased by the Selling Group Member from the Dealer Manager as described herein; and the Fund hereby authorizes other soliciting broker-dealers (each a "Soliciting Dealer" and collectively the "Soliciting Dealers") that enter into a Soliciting Dealer Agreement with the Dealer Manager in the form attached hereto as Exhibit B to solicit the exercise of Rights. The Dealer Manager hereby agrees to solicit the exercise of Rights in accordance with its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of such Selling Group Agreement or Soliciting Dealer Agreement; and the Dealer Manager hereby agrees to form and manage the Selling Group to solicit the exercise of Rights and to sell Shares to the Selling Group purchased by the Dealer Manager from the Fund through the exercise of Rights as described herein in accordance with its customary practice subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of the Selling Group Agreement.

            (ii) The Fund hereby authorizes the Dealer Manager to buy and exercise Rights, including unexercised Rights delivered to the Subscription Agent for resale and Rights of Record Date Shareholders whose record addresses are outside the United States held by the Subscription Agent for which no instructions are received, on the terms and conditions set forth in such Prospectus, and to sell Shares to the public or to Selling Group Members at the offering price set by the Dealer Manager from time to time. Sales of Shares by the Dealer Manager or Selling Group Members shall not be at a price higher than the offering price set by the Dealer Manager from time to time.

      (b) To the extent permitted by applicable law, the Fund agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of those lists, showing the names and addresses of, and number of Common Shares held by, Record Date Stockholders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

      (c) The Dealer Manager agrees to provide to the Fund, in addition to the services described in paragraph 2(a), financial advisory and marketing services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in Section 5 of this Agreement, will be payable by the Fund, or any other party hereto, to the Dealer Manager in connection with the financial advisory and marketing services provided by the Dealer Manager pursuant to this Section 2(c).

      (d) The Fund and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of the Rights, and that the Dealer Manager's performance of financial advisory and marketing services for the Fund is pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Dealer Manager act or be responsible as a fiduciary to the Fund, its management, stockholders, creditors or any other person, including Selling Group Members and Soliciting Dealers, in connection with any activity that the Dealer Manager may undertake or has undertaken in furtherance of its engagement pursuant to this Agreement, either before or after the date hereof. The Dealer Manager, Selling Group Members and Soliciting Dealers hereby expressly disclaim any fiduciary or similar obligations to the Fund, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Fund hereby confirms its understanding and agreement to that effect. The Fund, Dealer Manager, Selling Group Members and Soliciting Dealers agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Dealer Manager, Selling Group Members or Soliciting Dealers to the Fund regarding such transactions, including but not limited to any opinions or views with respect to the subscription price or market for the Fund's Shares, do not constitute advice or recommendations to the Fund. The Fund hereby waives and releases, to the fullest extent permitted by law, any claims that the Fund may have against the Dealer Manager, Selling Group Members and Soliciting Dealers with respect to any breach or alleged breach of any fiduciary or similar duty to the Fund in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions; provided that this release shall not protect or purport to protect the Dealer Manager, Selling Group Members and Soliciting Dealers against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations and duties under this Agreement.

      (e) In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Fund or the Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence or reckless disregard of the Dealer Manager or by reason of the reckless disregard of the obligations and duties of the Dealer Manager under this Agreement.

3. Dealer Manager Fees. In full payment for the financial advisory, marketing and soliciting services rendered and to be rendered hereunder by the Dealer Manager, the Fund agrees to pay the Dealer Manager a fee (the "Dealer Manager Fee") equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow selling fees (the "Selling Fees") to Selling Group Members equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to either
      (a) the exercise of Rights and the Over-Subscription Privilege where such Selling Group Member is so designated on the subscription form or
      (b) the purchase for resale from the Dealer Manager in accordance with the Selling Group Agreement. In full payment for the soliciting efforts to be rendered, the Dealer Manager agrees to reallow soliciting fees (the "Soliciting Fees") to Soliciting Dealers equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege where such Soliciting Dealer is so designated on the subscription form, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through The Depository Trust Company ("DTC") on the Record Date. The Dealer Manager agrees to pay the Selling Fees or Soliciting Fees, as the case may be, to the broker-dealer designated on the applicable portion of the form used by the holder to exercise Rights and the Over-Subscription Privilege, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Selling Group Agreement or Soliciting Dealer Agreement, then the Dealer Manager shall retain such Selling Fee or Solicitation Fee for Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Manager by the Fund will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Fund issues Shares after the Expiration Date. Payment to a Selling Group Member or Soliciting Dealer will be made by the Dealer Manager directly to such Selling Group Member or Soliciting Dealer by check to an address identified by such broker-dealer. Such payments shall be made on or before the tenth business day following the day the Fund issues Shares after the Expiration Date.

4.    Other Agreements.

      (a)   The Fund covenants with the Dealer Manager as follows:

            (i) The Fund will use its best efforts to cause the Registration Statement to become effective and maintain its effectiveness under the Securities Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

            (ii) The Fund will notify, and confirm the notice in writing to, the Dealer Manager immediately (A) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (E) of the receipt of any written notice regarding the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Fund will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

            (iii) The Fund will give the Dealer Manager notice of its
                  intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Fund proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 497(c), (e) or (h) of the Rules and Regulations), whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object.

            (iv) The Fund will, without charge, deliver to the Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

            (v) The Fund will, without charge, furnish to the Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request for the purposes contemplated by the Securities Act or the Securities Act Rules and Regulations.

            (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager, to amend or supplement the Registration Statement or the Prospectus (or the other Offering Materials) to make the Prospectus (or such other Offering Materials) not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a Record Date Stockholder, the Fund will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Manager a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to the Prospectus (in form and substance reasonably satisfactory to counsel for the Dealer Manager), at the Fund's expense, which will amend or supplement the Registration Statement or the Prospectus (or otherwise will amend or supplement such other Offering Materials) so that the Prospectus (or such other Offering Materials) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus (or such other Offering Materials) is delivered to a Record Date Stockholder, not misleading.

            (vii) The Fund will endeavor, in cooperation with the Dealer
                  Manager and its counsel, to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Manager may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Fund will not be obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Fund will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

           (viii) The Fund will make generally available to its security holders as soon as practicable, but no later than April 30, 2008, an earnings statement (which need not be audited) (in form complying with the provisions of Rule 158 of the Securities Act Rules and Regulations) covering a twelve-month period beginning not later than the first day of the Fund's fiscal semi-annual period next following the "effective" date (as defined in said Rule 158) of the Registration Statement.

            (ix) For a period of 180 days from the date of this Agreement, the Fund will not, without the prior consent of the Dealer Manager, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities, other than the Rights and the Shares and the Common Shares issued in reinvestment of dividends or distributions.

            (x) The Fund will use the net proceeds from the Offer to acquire portfolio securities as set forth under "Use of proceeds" in the Prospectus.

            (xi) The Fund will use its best efforts to cause the Rights and the Shares to be duly authorized for listing by the NYSE prior to the time the Rights and the Shares are issued, respectively.

            (xii) The Fund will use its best efforts to maintain its
                  qualification as a regulated investment company under Subchapter M of the Code.

           (xiii) The Fund will apply the net proceeds from the Offer in such a manner as to continue to comply with the requirements of the Prospectus and the Investment Company Act.

            (xiv) The Fund will advise or cause the Subscription Agent (A) to advise the Dealer Manager and, only where specifically noted, each Selling Group Member who specifically requests, from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Record Date Stockholders exercising Rights, the total number of Rights exercised by each Record Date Stockholder during the immediately preceding day, indicating the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Selling Group Member, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Selling Group Member, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Selling Group Member, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; (B) to sell any Rights received for resale from Record Date Stockholders exclusively to or through the Dealer Manager, which may, at its election, purchase such Rights as principal or act as agent for the resale thereof; and (C) to issue Shares upon the Dealer Manager's exercise of Rights no later than the close of business on the business day following the day that full payment for such Shares has been received by the Subscription Agent.

      (b) Neither the Fund nor the Manager will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the issuance of the Rights or the sale or resale of the Rights or the Shares;

            provided that any action in connection with the Fund's Dividend Reinvestment Plan will not be deemed to be within the meaning of this Section 4.b.

      (c) Except as required by applicable law, the use of any reference to the Dealer Manager in any Offering Materials or any other document or communication prepared, approved or authorized by the Fund or the Manager in connection with the Offer is subject to the prior approval of the Dealer Manager, provided that if such reference to the Dealer Manager is required by applicable law, the Fund and the Manager agree to notify the Dealer Manager within a reasonable time prior to such use but the Fund and the Manager are nonetheless permitted to use such reference.

5.    Payment of Expenses.

      (a) The Fund will pay all expenses incident to the performance of its obligations under this Agreement and in connection with the Offer, including, but not limited to, (i) expenses relating to the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) expenses relating to the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Rights, (iii) the fees and disbursements of the Fund's counsel (including the fees and disbursements of local counsel) and accountants, (iv) expenses relating to the qualification of the Rights and the Shares under securities laws in accordance with the provisions of
            Section 4.a.vii. of this Agreement, including filing fees, (v) expenses relating to the printing or other production and delivery to the Dealer Manager of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred with respect to filing with the NASD, Inc., including the fees and disbursements of the Dealer Manager's counsel with respect thereto, (vii) the fees and expenses incurred in connection with the listing of the Rights and the Shares on the NYSE, (viii) expenses relating to the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials, including all reasonable out-of-pocket fees and expenses, if any, incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Offer to their customers,
            (ix) the fees and expenses incurred with respect to the Subscription Agent and the Information Agent and (x) all other fees and expenses (excluding the announcement, if any, of the Offer in The Wall Street Journal) incurred in connection with or relating to the Offer.

      (b) In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Fund agrees to reimburse the Dealer Manager upon request made from time to time for a portion of its reasonable expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel (excluding fees and expenses pursuant to Section 5.a.iv which are to be paid directly by the
            Fund), upon proper presentation of documentation therefor, in an amount not to exceed $100,000.

      (c) If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9.a., the Fund agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager. In the event the transactions contemplated hereunder are not consummated, the

            Fund agrees to pay all of the costs and expenses set forth in paragraphs 5.a. and 5.b. which the Fund would have paid if such transactions had been consummated.

6. Conditions of the Dealer Manager's Obligations. The obligations of the Dealer Manager hereunder (including any obligation to pay for Shares issuable upon exercise of Rights by the Dealer Manager) are subject to the accuracy of the respective representations and warranties of the Fund and the Manager contained herein, to the performance by the Fund and the Manager of their respective obligations hereunder, and to the following further conditions:

      (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the Record Date, or at such later time and date as may be approved by the Dealer Manager; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e), (h) or (j), as the case may be, under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Fund, the Manager or the Dealer Manager, shall be contemplated by the Commission; and the Fund shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise).

      (b) On the Representation Date and the Expiration Date, the Dealer Manager shall have received:

            (i) The favorable opinion, dated the Representation Date and the Expiration Date, of Sidley Austin LLP, counsel for the Fund, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

                  (1) The Fund is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation, and the Fund has corporate power to own its properties and assets and to conduct its business as described in the Registration Statement and the Prospectus. The Fund is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified, considering all such cases in the aggregate would have a material adverse effect on the Fund.

                  (2) The Fund is registered with the Commission under the Investment Company Act as a closed-end, non-diversified management investment company; to the best of such counsel's knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; all required action has been taken by the Fund under the Securities Act and the Investment Company Act to make the Offer and consummate the issuance of the Rights and the issuance and sale of the Shares upon exercise of the Rights; and the provisions of the Fund's charter (the "Charter") and Amended and Restated Bylaws (the "Bylaws") comply as to form in all material respects with the requirements of the Investment Company Act and the Investment Company Act Rules and Regulations.

                  (3) The Fund has the number of authorized shares of stock set forth in the Prospectus under the caption "Capital Stock;" the authorized stock of the Fund conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the heading "Capital stock;" the Common Shares issued and outstanding as of the date hereof (immediately prior to the issuance of the Rights, as of the Representation Date and the Shares, as of the Expiration Date, as the case may be) have been duly authorized and validly issued and are fully paid and nonassessable; the issuance of the Rights has been duly authorized and the sale and issuance of the Shares, upon the exercise of the Rights, have been duly authorized and, when issued and delivered by the Fund against the payment of consideration by the Dealer Manager as set forth in this Agreement, the Prospectus and the resolutions of the Board of Directors of the Fund authorizing the issuance thereof, the Shares will be validly issued, fully paid and nonassessable; the form of certificate representing the Shares complies in all material respects with the applicable statutory requirements of the Maryland General Corporation Law (the "MGCL") and with any applicable requirements of the Charter and the Bylaws; and, sale and issuance of the Shares upon the exercise of the Rights are not subject to preemptive or other similar rights under the MGCL, the Charter or the Bylaws; the Rights and the Shares conform as to legal matters in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials.

                  (4) The Fund has the corporate power to execute and deliver this Agreement and the Fund Agreements and to perform its obligations thereunder. This Agreement and each of the Fund Agreements has been duly authorized, executed and delivered by the Fund; each of the Fund Agreements complies in all material respects with all applicable provisions of the Investment Company Act and the Investment Company Act Rules and Regulations, the Advisers Act and the rules and regulations under such Act; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Fund Agreements constitutes a legal, valid and legally binding obligation of the Fund enforceable in accordance with its terms, subject to the qualification that the enforceability of the Fund's obligations thereunder may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and, with respect to this Agreement, subject to the qualification that the right to indemnity and contribution hereunder may be limited by federal or state laws.

                  (5) Neither the issuance of the Rights, nor the issuance and sale of the Shares upon exercise of the Rights, nor the execution, delivery, performance and consummation by the Fund of any other of the transactions contemplated in this Agreement, or to the extent relevant to the Rights or the Shares, in the Fund Agreements, nor the consummation of the transactions contemplated herein or therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the Charter or

                        Bylaws of the Fund, or will result in a breach or violation of, or constitute a default or an event of default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Fund under the Charter, Bylaws, the terms and provisions of any agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument, known to such counsel after reasonable inquiry, to which the Fund is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, nor, to the best of such counsel's knowledge, will such action by the Fund result in any material violation of any order, law, rule or regulation of any U.S. federal, New York or Maryland state court or governmental agency or body having jurisdiction over the Fund or any of its properties or published rule or regulation of the Maryland General Corporation Law; provided, however, that solely for purposes of this paragraph
                        (5) and not for purposes of the opinions expressed in other paragraphs, such counsel need express no opinion with respect to the antifraud provisions of Federal securities laws, state securities laws, laws governing fiduciary relationships, fraudulent transfer laws, antitrust laws, the Employee Retirement Income Security Act of 1974 or laws governing the solicitation of deposits and provided, further, that insofar as performance by the Fund of its obligations under this Agreement and the Fund Agreements is concerned, such counsel need express no opinion as to U.S. bankruptcy, insolvency, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights.

                  (6) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which the Fund is a party before or by any court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the condition (financial or other), business prospects, net worth or operations of the Fund, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately disclosed therein and there is no contract or other document of the Fund of a character required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits to the Registration Statement which are not described or filed or incorporated by reference therein as required by the Securities Act, the Investment Company Act or the Rules and Regulations.

                  (7) No consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body under the laws of New York or U.S. Federal law that would be normally applicable to transactions of the type contemplated by this Agreement or the Fund Agreements is required for the consummation by the Fund of the transactions contemplated by this Agreement or the Fund Agreements, except (A) such as have been obtained under the Securities Act, the Exchange Act, the Investment Company Act or from the NYSE, (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby and (C) such other approvals as have been obtained or the failure to have obtained will not have a material adverse effect on the Fund or its ability to perform its obligations under this Agreement or the Fund Agreements.

                  (8) The outstanding Common Shares have been duly listed on the NYSE and the Shares and the Rights have been duly approved for listing, subject to official notice of issuance, on the NYSE.

                  (9) The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c), (e), (h) or (j) required to be made prior to the date hereof has been made in the manner and within the time period required by Rule 497(c), (e), (h) or
                        (j), as the case may be; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, schedules, the notes thereto and the schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) as of their respective effective or issue dates complied as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

                  (10) The statements in the Prospectus under the headings "The Offer--Federal income tax consequences of the Offer" and "Taxation," insofar as such statements describe or summarize United States tax laws, treaties, doctrines or practices, provide an accurate description thereof as of the date of the Prospectus. The statements in the Prospectus under the caption "Capital stock" and "Risk factors and special considerations" insofar as such statements constitute a summary of the Charter, Bylaws or of Maryland law, constitute accurate summaries thereof in all material respects.

                  In rendering such opinion, such counsel may rely as to matters of Maryland law on the opinion of Venable LLP and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Offering Materials, Registration Statement and Prospectus with certain officers and employees of the Fund, the Manager and its independent registered public accounting firm, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus or omitted therefrom).

            (ii) The favorable opinion, dated the Representation Date and the Expiration Date, of Sidley Austin LLP, counsel for the Advisers, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                  (1) The Manager is a corporation duly incorporated and validly existing under the laws of State of New York and, based solely on a good standing certificate from the Secretary of State of the State of New York, the Manager is in good standing under the laws of the State of New York, and the Manager has the corporate power to own its properties and assets and conduct its business as described in the Registration Statement and the Prospectus. To the best knowledge of such counsel, each Adviser currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations under New York or United States law material to the conduct of its business and necessary to enable such Adviser to continue to supervise investment in securities as contemplated in the Adviser Agreements to which such Adviser is a party. The Manager is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases material properties or conducts material business, except where the failure to be so qualified, considering all such cases in the aggregate would not have a material adverse effect on the Manager.

                  (2) Each Adviser is registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as a manager or an investment adviser, as the case may be, for the Fund as contemplated in the Management Agreement, the Investment Advisory Agreement and the Sub-Advisory Agreements, to which such Adviser is a party.

                  (3) Each of this Agreement and the Management Agreement has been duly authorized, executed and delivered by the Manager and complies in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid and legally binding obligation of the Manager enforceable in accordance with its terms, subject to the qualification that the enforceability of the Manager's obligations thereunder may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and, with respect to this Agreement, subject to the qualification that the right to indemnity and contribution hereunder may be limited by federal and state laws.

                  (4) Each of the Investment Advisory Agreement and the Sub-Advisory Agreements complies in all material respects with all applicable provisions of the Investment Company Act, the Advisers Act and the rules and regulations under such Acts. The Investment Advisory Agreement has been duly authorized, executed and delivered by the Manager, and, assuming due authorization, execution and delivery by the other parties thereto and assuming that the Investment Advisory Agreement is enforceable under Japanese law, the Investment Advisory Agreement is a legal, valid, binding and enforceable obligation of the Manager and the Investment Adviser in accordance with its terms, subject to the qualification that the enforceability of the obligations of the Manager and the Investment Adviser thereunder may be limited by U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (5) The execution, delivery, performance and consummation by the Manager of its obligations under this Agreement or any of the Adviser Agreements to which the Manager is a party will not materially conflict with or materially violate the charter, by-laws or similar organizational documents of the Manager, or materially conflict with, result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any properties or assets of the Manager under the charter, by-laws or similar organizational documents of the Manager, the terms and provisions of any material agreement, indenture, mortgage, loan agreement, note, insurance or surety agreement, lease or other instrument, known to such counsel after reasonable inquiry, to which the Manager is a party or by which it may be bound or to which any of the property or assets of the Manager is subject, nor will such action result in any material violation of any U.S. federal law; provided, however, that solely for purposes of this paragraph (4) and not for purposes of the opinions expressed in other paragraphs, such counsel need express no opinion with respect to the antifraud provisions of the Federal securities laws, state securities laws, laws governing fiduciary relationships, fraudulent transfer laws, antitrust laws, the Employee Retirement Income Security Act of 1974 or laws governing the solicitation of deposits; and provided, further, that in so far as performance by the Manager of its obligations under the Adviser Agreements, to which the Manager is a party, is concerned, such counsel need express no opinion as to U.S. bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                  (6) To the best of such counsel's knowledge, the consummation by (i) the Investment Adviser of its obligations under the Investment Advisory Agreement and the Sub-Advisory Agreements and (ii) the Sub-Advisers of their obligations under their respective Sub-Advisory Agreement will not materially conflict with or materially violate any law, rule or regulation applicable to the Investment Adviser or a Sub-Adviser of any United States court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Investment Adviser or a Sub-Adviser or any of their properties.

                  (7) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which the Manager is a party before or by any court or governmental agency, authority or body or any arbitrator which would result in a material adverse effect upon the Fund or upon the ability of the Manager to perform its obligations under this Agreement or the Adviser Agreements to which the Manager is a party.

                  In rendering such opinion, such counsel has relied as to matters of Maryland law, with the Dealer Manager's consent and without making any investigation with respect thereto, on the opinion of Venable LLP, and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Investment Adviser and public officials.

            (iii) The favorable opinion, dated the Representation Date and the
                  Expiration Date, of [______], internal counsel for the Manager, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                  (1) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which the Investment Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator which would result in a material adverse effect upon the Fund or upon the ability of the Investment Adviser to perform its obligations under the Investment Advisory Agreement and the Sub-Advisory Agreements.

            (iv) The favorable opinion, dated the Representation Date and the Expiration Date, of Kim & Chang, Korean counsel for the Fund, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that, under existing Korean laws and regulations:

                  (1) no consent, approval, authorization or order of any court or governmental agency or body is required under the laws of Korea for the issuance of the Rights, the issuance and sale of the Shares by the Fund outside Korea or for the consummation by the Fund of the transactions contemplated in the Fund Agreements based on the representations and warranties contained herein;

                  (2) such counsel does not know of any Korean statutes, regulations or legal or governmental proceedings materially affecting the operation of the Fund as contemplated in the Prospectus and which would be material to an investor considering an investment in the Fund, except as are described in the Prospectus;

                  (3) the statements of Korean law in Sections [_______], [_______] and [______] in the Prospectus are true and correct in all material respects as of the date of the Prospectus;

                  (4) no taxes or charges of any kind are or will be payable in or to Korea, or any political subdivision thereof, by the Dealer Manager with respect to the execution and delivery of the Fund Agreements or for the issuance of the Rights and the issuance and sale of the Shares by the Fund assuming all such agreements are signed outside of Korea and such issuance of Rights and the issuance and sale of the Shares are made outside of Korea; and

                  (5) except as set forth in the Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding in Korea before any court or governmental agency, authority or body or any arbitrator involving the Fund, which questions the validity of the Fund Agreements.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Fund, no facts relating to Korean laws, treaties, legal doctrines or legal practices have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus).

            (v) The favorable opinion, dated the Representation Date and the Expiration Date, of [_______________], Japanese counsel for the Investment Adviser, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that, under existing Japanese laws and regulations:

                  (1) the Investment Adviser has been duly organized and is validly existing as a corporation under the laws of Japan, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (2) the Investment Advisory Agreement and the Sub-Advisory Agreements have been duly authorized, executed and delivered by the Investment Adviser;

                  (3) neither the performance by the Investment Adviser of its obligations under the Investment Advisory Agreement and the Sub-Advisory Agreements nor the consummation of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to the constitutive documents of the Investment Adviser or, to the knowledge of such counsel, the terms of any material agreement, indenture, mortgage, lease or other instrument to which the Investment Adviser is a party or is bound or to which any of its property or assets is subject, which conflict, breach or default would have a material adverse effect on the ability of the Investment Adviser to carry out its obligations under such agreements, or any Japanese law, order of which such counsel has knowledge, rule or regulation applicable to the Investment Adviser of any Japanese court, regulatory body, administrative agency, governmental body, stock exchange or securities association having jurisdiction over the Investment Adviser or its properties or operations; no consent, approval, authorization or order of any court or governmental agency or body is required under the laws of Japan in connection with the execution, performance and delivery of the Investment Advisory Agreement and the Sub-Advisory Agreements by the Investment Adviser;

                  (4) the Investment Adviser owns, possesses or has obtained and currently maintains all material authorizations under Japanese law as are necessary for the Investment Adviser to perform its obligation under the Investment Advisory Agreement and the Sub-Advisory Agreements as set forth in and contemplated by the Prospectus; and

                  (5) except as set forth in the Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding in Japan before any court or governmental agency, authority or body or any arbitrator involving the Investment Adviser, which questions the validity of the Investment Advisory Agreement or the Sub-Advisory Agreements.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Investment Adviser, no facts relating to Japanese laws, treaties, legal doctrines or legal practices have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements with respect to the Investment Adviser contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein with respect to the Investment Adviser, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus).

            (vi) The favorable opinion, dated the Representation Date and the Expiration Date, of Sidley Austin, Hong Kong counsel for NAM HK, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that, under existing Hong Kong laws and regulations:

                  (1) NAM HK has been duly organized and is validly existing as a corporation under the laws of Hong Kong, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (2) the HK Sub-Advisory Agreement has been duly authorized, executed and delivered by NAM HK;

                  (3) neither the performance by NAM HK of its obligations under the HK Sub-Advisory Agreement nor the consummation of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of NAM HK pursuant to the constitutive documents of NAM HK or, to the knowledge of such counsel, the terms of any material agreement, indenture, mortgage, lease or other instrument to which NAM HK is a party or is bound or to which any of its property or assets is subject, which conflict, breach or default would have a material adverse effect on the ability of NAM HK to carry out its obligations under such agreements, or any Hong Kong law, order of which such counsel has knowledge, rule or regulation applicable to NAM HK of any Hong Kong court, regulatory body, administrative agency, governmental body, stock exchange or securities association having jurisdiction over NAM HK or its properties or operations; no consent, approval, authorization or order of any court or governmental agency or body is required under the laws of Hong Kong in connection with the execution, performance and delivery of the HK Sub-Advisory Agreement;

                  (4) NAM HK owns, possesses or has obtained and currently maintains all material authorizations under Hong Kong law as are necessary for NAM HK to perform its obligation under the HK Sub-Advisory Agreement as set forth in and contemplated by the Prospectus;

                  (5) To the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which NAM HK is a party before or by any court or governmental agency, authority or body or any arbitrator which would result in a material adverse effect upon the Fund or upon the ability of NAM HK to perform its obligations under the HK Sub-Advisory Agreement; and

                  (6) except as set forth in the Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding in Hong Kong before any court or governmental agency, authority or body or any arbitrator involving NAM HK, which questions the validity of the HK Sub-Advisory Agreement.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of NAM HK, no facts relating to Hong Kong laws, treaties, legal doctrines or legal practices have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements with respect to NAM HK contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein with respect to NAM HK, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus).

            (vii) The favorable opinion, dated the Representation Date and the
                  Expiration Date, of Allen & Gledhill, Singapore counsel for NAM Singapore, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that, under existing Singapore laws and regulations:

                  (1) NAM Singapore is a company duly organized and validly existing under the Companies Act, Chapter 50 of Singapore, and has the corporate power to conduct its business as described in the Prospectus;

                  (2) as the holder of a capital markets service license issued by the Monetary Authority of Singapore under the Securities and Futures Act, Chapter 289 of Singapore, NAM Singapore is duly licensed to carry on the business of fund management in Singapore and NAM Singapore is not prohibited by the laws of the Republic of Singapore from acting under the Singapore Sub-Advisory Agreement;

                  (3) NAM Singapore has the corporate power to enter into, and to perform its obligations under, the Singapore Sub-Advisory Agreement;

                  (4) all necessary corporate action required under the laws of Singapore and the Memorandum and Articles of Association of NAM Singapore has been taken by NAM Singapore to authorize its execution and delivery of the Singapore Sub-Advisory Agreement and the performance by it of its obligations under the Singapore Sub-Advisory Agreement;

                  (5) the Singapore Sub-Advisory Agreement constitutes the valid, legally binding and enforceable obligations of NAM Singapore under the laws of Singapore;

                  (6) the consummation of the transactions contemplated under the Singapore Sub-Advisory Agreement do not contravene any provisions of the laws of Singapore;

                  (7) the execution, delivery and performance of the Singapore Sub-Advisory Agreement and the consummation by NAM Singapore of the transactions contemplated therein do not contravene or breach (i) the Certificate of Incorporation or the Memorandum and Articles of Association of NAM Singapore, (ii) the material agreements governed by Singapore law binding on NAM Singapore or (iii) any provisions of the laws of Singapore applicable to companies generally;

                  (8) no consent, approval, authorization, filing with or order of any court or governmental agency or body in Singapore is required on the part of NAM Singapore in connection with the transactions contemplated in the Singapore Sub-Advisory Agreement; and

                  (9) as far as we are aware, there are no actions, suits or proceedings involving NAM Singapore by or before any court of Singapore.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of NAM Singapore, no facts relating to Singapore laws, treaties, legal doctrines or legal practices have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements with respect to NAM Singapore contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein with respect to NAM Singapore, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any statement or belief with respect to the financial statements, schedules or other financial data included or incorporated by reference in the Registration Statement or Prospectus).

      (c) The Dealer Manager shall have received from Clifford Chance US LLP, counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date and the Expiration Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Fund shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

      (d) The Fund shall have furnished to the Dealer Manager certificates of the Fund, signed on behalf of the Fund by the President of the Fund, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of their knowledge:

            (i) the representations and warranties of the Fund in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be;

            (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

            (iii) since the date of the most recent balance sheet included or incorporated by reference in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Fund (excluding fluctuations in the Fund's net asset value due to investment activities in the ordinary course of business), except as set forth in or contemplated in the Prospectus.

      (e) Each Adviser shall have furnished to the Dealer Manager certificates of such Adviser, signed on behalf of the Adviser by the Chairman or other senior official, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best of their knowledge, that the representations and warranties with respect to such Adviser in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be.

      (f) Ernst & Young LLP shall have furnished to the Dealer Manager letters, dated the Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager and Ernst & Young LLP, stating in effect that:

            (i) it is an independent registered public accounting firm with respect to the Fund within the meaning of the Securities Act and the applicable Securities Act Rules and Regulations, and the rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States);

            (ii) in its opinion, the audited financial statements examined by it and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the respective Rules and Regulations with respect to registration statements on Form N-2;

            (iii) it has performed procedures specified by the Public
                  Accounting Oversight Board for a review of the interim financial information for the period ended June 30, 2006;

            (iv) it has performed specified procedures, not constituting an audit in accordance with generally accepted auditing standards, including a reading of the latest available unaudited financial information of the Fund, a reading of the minute books of the Fund, and inquiries of officials of the Fund responsible for financial and accounting matters, and on the basis of such inquiries and procedures nothing came to its attention that caused it to believe that at a specified date prior to the Representation Date or the Expiration Date, as the case may be, there was any change in the Common Shares, any decrease in net assets or any increase in long-term debt of the Fund as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur, or they shall state any specific changes, increases or decreases; and

            (v) in addition to the procedures referred to in clause (iii) above, it has compared certain dollar amounts (or percentages as derived from such dollar amounts) and other financial information regarding the operations of the Fund appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have found such items to be in agreement with the accounting and financial records of the Fund.

      (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (excluding an amendment or supplement subsequent to the Representation Date),
            (i) there shall not have been any change, increase or decrease specified in the letter or letters referred to in paragraph 6(f),
            (ii) no material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Fund shall have occurred or become known and (iii) no transaction which is material and adverse to the Fund shall have been entered into by the Fund.

      (h) Prior to the Representation Date, the Fund shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

      (i) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Expiration Date by the Dealer Manager. Notice of such cancellation shall be given to the Fund in writing or by telephone confirmed in writing.

7.    Indemnity and Contribution.

      (a) Each of the Fund and the Manager, jointly and severally, agrees to indemnify, defend and hold harmless the Dealer Manager, each Selling Group Member and each Soliciting Dealer, and their respective partners, directors and officers, and any person who controls the Dealer Manager, a Selling Group Member and or a Soliciting Dealer within the meaning of Section 15 of the Securities Act or
            Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term "Prospectus" for the purpose of this Section 7 being deemed to include any preliminary prospectus, the Offering Materials, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Fund or the Manager expressly for use with reference to the Dealer Manager, Selling Group Members or Soliciting Dealers in such Registration Statement or such Prospectus.

            If any action, suit or proceeding (together, a "Proceeding") is brought against the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person in respect of which indemnity may be sought against the Fund pursuant to the foregoing paragraph, the Dealer Manager, a Selling Group Member, a Soliciting Dealer or such person shall promptly notify the Fund and the Manager in writing of the institution of such Proceeding and the Fund shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the failure to so notify the Fund and the Manager shall not relieve the Fund from any liability which the Fund or the Manager may have to the Dealer Manager, a Selling Group Member, a Soliciting Dealer or any such person or otherwise, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. The Dealer Manager, a Selling Group Member, a Soliciting Dealer or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Dealer Manager, a Selling Group Member, a Soliciting Dealer or of such person unless the employment of such counsel shall have been authorized in writing by the Fund in connection with the defense of such Proceeding or the Fund shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice from counsel) that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund (in which case the Fund shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Fund may employ counsel and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Fund), in any of which events the reasonable fees and expenses shall be borne by the Fund and paid as incurred (it being understood, however, that the Fund shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Fund and the Manager shall not be liable for any settlement of any Proceeding effected without the Fund's written consent, but if settled with the written consent of the Fund, the Fund and the Manager agree to indemnify and hold harmless the Dealer Manager, a Selling Group Member, a Soliciting Dealer and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party unless such indemnified party gives written consent to such admission of fault, culpability or a failure to act.

      (b) The Dealer Manager agrees to indemnify, defend and hold harmless the Fund and the Manager, and their directors and officers, and any person who controls the Fund or the Manager, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons to the same extent as the foregoing indemnity from the Fund or the Manager to the Dealer Manager, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund, the Manager or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Dealer Manager to the Fund expressly for use with reference to the Dealer Manager in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

            If any Proceeding is brought against the Fund, the Manager or any such person in respect of which indemnity may be sought against the Dealer Manager pursuant to the foregoing paragraph, the Fund, the Manager or such person shall promptly notify the Dealer Manager in writing of the institution of such Proceeding and the Dealer Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all reasonable fees and expenses; provided, however, that the omission to so notify the Dealer Manager shall not relieve the Dealer Manager from any liability which the Dealer Manager may have to the Fund or any such person or otherwise, unless such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. The Fund, the Manager or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Manager or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Dealer Manager in connection with the defense of such Proceeding or such Dealer Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded (based on advice from counsel) that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Dealer Manager (in which case the Dealer Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Dealer Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Dealer Manager), in any of which events the reasonable fees and expenses shall be borne by the Dealer Manager and paid as incurred (it being understood, however, that the Dealer Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Dealer Manager shall not be liable for any settlement of any such Proceeding effected without the written consent of the Dealer Manager but if settled with the written consent of the Dealer Manager, the Dealer Manager agrees to indemnify and hold harmless the Fund, the Manager and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request,
            (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party unless such indemnified party gives written consent to such admission of fault, culpability or a failure to act.

      (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund or the Manager on the one hand and the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund or the Manager on the one hand and of the Dealer Manager on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations with respect to the Offer. The relative benefits received by the Fund or the Manager on the one hand and the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other shall be deemed to be in the same respective proportions as the total proceeds from the Offer (net of the Dealer Manager Fee but before deducting expenses) received by the Fund or the Manager and the total Dealer Manager Fee received by the Dealer Manager, bear to the aggregate public offering price of the Shares. The relative fault of the Fund or the Manager on the one hand and of the Dealer Manager, Selling Group Member(s) or Soliciting Dealer(s) on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Manager or the Dealer Manager and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

      (d) The Fund, the Manager and the Dealer Manager agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 7, neither the Dealer Manager nor any Selling Group Member or Soliciting Dealer shall be required to contribute any amount in excess of the fees received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) Notwithstanding any other provisions in this Section 7, no party shall be entitled to indemnification or contribution under this Dealer Manager Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, or gross negligence in the performance of its duties hereunder or by reason of such person's reckless disregard of such person's obligations and duties thereunder. The parties hereto acknowledge that the foregoing provision shall not be construed to impose upon any such parties any duties under this Agreement other than as specifically set forth herein (it being understood that the Dealer Manager, Selling Group Members and Soliciting Dealers have no duty hereunder to the Fund, the Manager or the Investment Adviser to perform any due diligence investigation).

      (f)   The indemnity and contribution agreements contained in this
            Section 7 and the covenants, warranties and representations of the Fund and the Manager contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Dealer Manager, a Selling Group Member, a Soliciting Dealer, and their respective partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Dealer Manager, a Selling Group Member or a Soliciting Dealer within the meaning of
            Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Manager or the Investment Adviser, its directors or officers or any person who controls the Fund or the

            Manager within the meaning of Section 15 of the Securities Act or
            Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Rights. The Fund and the Manager and the Dealer Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Manager against any of their officers or directors in connection with the issuance of the Rights, or in connection with the Registration Statement or Prospectus.

      (g) The Fund and the Manager acknowledges that the statements under the caption "Distribution arrangements" in the Prospectus constitute the only information furnished in writing to the Fund by the Dealer Manager expressly for use in such document, and the Dealer Manager confirms that such statements are correct in all material respects.

8. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Fund or its officers, of the Manager and of the Dealer Manager set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager or the Fund or the Manager or any of their officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

9.    Termination of Agreement.

      (a) The obligations of the Dealer Manager hereunder shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Fund prior to 5:00 p.m., New York time on the Expiration Date, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a material adverse change in the business, properties, management, financial condition or results of operations of the Fund, which would, in the Dealer Manager's judgment, make it impracticable or inadvisable to proceed with the Offer on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Fund's Common Shares or in the Rights on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) acts of terrorism or a material outbreak or escalation of hostilities involving the United States or Korea or a declaration by the United States or Korea of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political, economic, currency, banking or social conditions in the United States or Korea, if the effect of any such event specified in clause (iv) or (v) in the Dealer Manager's judgment makes it impracticable or inadvisable to proceed with the Offer on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

      (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5 and the Dealer Manager shall not have any obligation to purchase any Shares upon exercise of Rights.

10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attn: Syndicate Department and, if to the Fund or the Manager, shall be sufficient in all respects if delivered or sent to the Fund or the Manager at Two World Financial Center, Building B, New York, New York 10281, Attention: Neil A. Deniele.

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

13. Submission to Jurisdiction. Except as set forth below, no claim (a "Claim") which relates to the terms of this Agreement or the transactions contemplated hereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Fund and the Manager consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Fund and the Manager hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Dealer Manager or any indemnified party. Each of the Dealer Manager, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund and the Manager agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund or the Manager, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund or the Manager is or may be subject, by suit upon such judgment.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Fund, the Manager and the Dealer Manager.

                                        Very truly yours,

                                        KOREA EQUITY FUND, INC.


                                        By: __________________________________
                                            Name:
                                            Title:


                                        NOMURA ASSET MANAGEMENT U.S.A. INC.


                                        By: __________________________________
                                            Name:
                                            Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

UBS SECURITIES LLC


By: __________________________________
    Name:
    Title:


By: __________________________________
    Name:
    Title:

                                                                     Exhibit A

                            KOREA EQUITY FUND, INC.

                       [________] Shares of Common Stock
                 Issuable Upon Exercise of Transferable Rights
                         to Subscribe for Such Shares

                            SELLING GROUP AGREEMENT

                                                      New York, New York
                                                      [_________], 2007

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

      We understand that Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), proposes to issue to holders of record (the "Record Date Stockholders") as of the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") transferable rights entitling such Record Date Stockholders to subscribe for up to [________] shares (each a "Share" and, collectively, the "Shares") of common stock, par value $0.10 per share (the "Common Shares"), of the Fund (the "Offer"). Pursuant to the terms of the Offer, the Fund is issuing each Record Date Stockholder one transferable right (each a "Right" and, collectively, the "Rights") for each Common Share held by such Record Date Stockholder on the Record Date. Such Rights entitle their holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each three Rights, on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Record Date Stockholder who fully exercises all Rights initially issued to such Record Date Stockholder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in such Prospectus. The Rights are transferable and are listed on the New York Stock Exchange, Inc. under the symbol "KEF.RT".

      We further understand that the Fund has appointed UBS Securities LLC to act as the dealer manager (the "Dealer Manager") in connection with the Offer and has authorized the Dealer Manager to form and manage a group of broker-dealers (each a "Selling Group Member" and collectively the "Selling Group") to solicit the exercise of Rights and to sell Shares purchased by the Dealer Manager from the Fund through the exercise of Rights.

      We hereby express our interest in participating in the Offer as a Selling Group Member.

      We hereby agree with you as follows:

      1. We have received and reviewed the Fund's prospectus dated [_______], 2007 (the "Prospectus") relating to the Offer and we understand that additional copies of the Prospectus (or of the Prospectus as it may be subsequently supplemented or amended, if applicable) and any other solicitation materials authorized by the Fund relating to the Offer ("Offering Materials") will be supplied to us in reasonable quantities upon our request therefor to you. We agree that we will not use any solicitation material other than the Prospectus (as supplemented or amended, if applicable) and such Offering Materials and we agree not to make any representation, oral or written, to any shareholders or prospective shareholders of the Fund that are not contained in the Prospectus, unless previously authorized to do so in writing by the Fund.

      2. From time to time during the Subscription Period commencing on [_______], 2007 and ending at 5:00 p.m., New York City time, on the Expiration Date (the term "Expiration Date" means [_______], 2007, unless and until the Fund shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Fund, will expire), we may solicit the exercise of Rights in connection with the Offer. We will be entitled to receive fees in the amounts and at the times described in Section 4 of this Selling Group Agreement with respect to Shares purchased pursuant to the exercise of Rights and with respect to which Computershares Shareholder Services, Inc. (the "Subscription Agent") has received, no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and executed Subscription Certificate identifying us as the broker-dealer having been instrumental in the exercise of such Rights, and full payment for such Shares, or (ii) a Notice of Guaranteed Delivery guaranteeing to the Subscription Agent by the close of business of the third business day after the Expiration Date a properly completed and duly executed Subscription Certificate, similarly identifying us, and full payment for such Shares. We understand that we will not be paid these fees with respect to Shares purchased pursuant to an exercise of Rights for our own account or for the account of any of our affiliates. We also understand and agree that we are not entitled to receive any fees in connection with the solicitation of the exercise of Rights other than pursuant to the terms of this Selling Group Agreement and, in particular, that we will not be entitled to receive any fees under the Fund's Soliciting Dealer Agreement. We agree to solicit the exercise of Rights in accordance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations under each such Act, any applicable securities laws of any state or jurisdiction where such solicitations may be lawfully made, the applicable rules and regulations of any self-regulatory organization or registered national securities exchange and customary practice and subject to the terms of the Subscription Agent Agreement between the Fund and the Subscription Agent and the procedures described in the Fund's registration statement on Form N-2 (File Nos. 333-138220 and 811-08002), as amended (the "Registration Statement").

      3. From time to time during the Subscription Period, we may indicate interest in purchasing Shares from the Dealer Manager. We understand that from time to time the Dealer Manager intends to offer Shares obtained or to be obtained by the Dealer Manager through the exercise of Rights to Selling Group Members who have so indicated interest at prices which shall be determined by the Dealer Manager (the "Offering Price"). We agree that, with respect to any such Shares purchased by us from the Dealer Manager, the sale of such Shares to us shall be irrevocable, and we will offer them to the public at the Offering Price at which we purchase them from the Dealer Manager. Shares not sold by us at such Offering Price may be offered by us after the next succeeding Offering Price is set at the latest Offering Price set by the Dealer Manager. The Dealer Manager agrees that, if requested by any Selling Group Member, and subject to applicable law, the Dealer Manager will set a new Offering Price prior to 4:00 p.m., New York City time, on any business day. We agree to advise the Dealer Manager from time to time upon request, prior to the termination of this Selling Group Agreement, of the number of Shares remaining unsold which were purchased by us from the Dealer Manager and, upon the Dealer Manager's request, we will resell to the Dealer Manager any of such Shares remaining unsold at the purchase price thereof if in the Dealer Manager's opinion such Shares are needed to make delivery against sales made to other Selling Group Members. Any shares purchased hereunder from the Dealer Manager shall be subject to regular way settlement through the facilities of The Depository Trust Company.

      4. We understand that you will remit to us on or before the tenth business day following the day the Fund issues Shares after the Expiration Date, following receipt by you from the Fund of the Dealer Manager Fee (as defined in the Dealer Manager Agreement, dated [_______], 200[__], among the Fund, the Manager and UBS Securities LLC as the dealer manager (the "Dealer Manager Agreement"), a fee (the "Selling Fee") equal to 2.50% of the Subscription Price per Share for (A) each Share issued pursuant to the exercise of Rights or the Over-Subscription Privilege pursuant to each Subscription Certificate upon which we are designated, as certified to you by the Subscription Agent, as a result of our solicitation efforts in accordance with Section 2 and (B) each Share sold by the Dealer Manager to us in accordance with Section 3 less any Shares resold to the Dealer Manager in accordance with
            Section 3. Your only obligation with respect to payment of the Selling Fee to us is to remit to us amounts owing to us and actually received by you from the Fund. Except as aforesaid, you shall be under no liability to make any payments to us pursuant to this Selling Group Agreement. We also understand that the Fund and the Manager have agreed to indemnify us pursuant to the terms set forth in the Dealer Manager Agreement.

      5. We agree that you, as Dealer Manager, have full authority to take such action as may seem advisable to you in respect of all matters pertaining to the Offer. You are authorized to approve on our behalf any amendments or supplements to the Registration Statement or the Prospectus.

      6. We represent that we are a member in good standing of the NASD and, in making sales of Shares, agree to comply with all applicable rules of the NASD including, without limitation, Rule 2740 and Rule 2790 of the NASD's Conduct Rules. We understand that no action has been taken by you or the Fund to permit the solicitation of the exercise of Rights or the sale of Shares in any jurisdiction (other than the United States) where action would be required for such purpose. We agree that we will not, without your approval in advance, buy, sell, deal or trade in, on a when-issued basis or otherwise, the Rights or the Shares or any other option to acquire or sell Shares for our own account or for the accounts of customers, except as provided in Sections 2 and 3 hereof and except that we may buy or sell Rights or Shares in brokerage transactions on unsolicited orders which have not resulted from activities on our part in connection with the solicitation of the exercise of Rights and which are executed by us in the ordinary course of our brokerage business. We will keep an accurate record of the names and addresses of all persons to whom we give copies of the Registration Statement, the Prospectus, any preliminary prospectus (or any amendment or supplement thereto) or any Offering Materials and, when furnished with any subsequent amendment to the Registration Statement and any subsequent prospectus, we will, upon your request, promptly forward copies thereof to such persons.

      7. Nothing contained in this Selling Group Agreement will constitute the Selling Group Members partners with the Dealer Manager or with one another or create any association between those parties, or will render the Dealer Manager or the Fund liable for the obligations of any Selling Group Member. The Dealer Manager will be under no liability to make any payment to any Selling Group Member other than as provided in Section 4 of this Selling Group Agreement, and will be subject to no other liabilities to any Selling Group Member, and no obligations of any sort will be implied. We agree to indemnify and hold harmless the Fund, the Manager, you and each other Selling Group Member and each person, if any, who controls you and any such Selling Group Member within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against loss or liability caused by any breach by us of the terms of this Selling Group Agreement.

      8. We agree to pay any transfer taxes which may be assessed and paid on account of any sales or transfers for our account.

      9. All communications to you relating to the Offer will be addressed to: UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attn: Syndicate Department.

      10. This Selling Group Agreement will be governed by the internal laws of the State of New York.

      A signed copy of this Selling Group Agreement will be promptly returned to the Selling Group Member at the address set forth below.

                                        Very truly yours,

                                        UBS SECURITIES LLC

                                        By: __________________________________
                                            Name:
                                            Title:


                                        By: __________________________________
                                            Name:
                                            Title:


PLEASE COMPLETE THE INFORMATION BELOW


Printed Firm Name                    Address


Contact at Selling Group Member


Authorized Signature                 Area Code and Telephone


Number


Name and Title                       Facsimile Number


Dated:


Payment of the Selling Fee shall be mailed by check to the following address:

                                                                     Exhibit B

                            KOREA EQUITY FUND, INC.

                        [______] Shares of Common Stock
                 Issuable Upon Exercise of Transferable Rights
                         to Subscribe for Such Shares

                          SOLICITING DEALER AGREEMENT

            THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,

                       [_______], 2007, UNLESS EXTENDED

                                                            New York, New York
                                                               [_______], 2007

To Securities Dealers and Brokers:

      Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), is issuing to its shareholders of record ("Record Date Stockholders") as of the close of business on [_______], 2007 (the "Record Date") transferable rights ("Rights") to subscribe for an aggregate of up to [____] shares (the "Shares") of common stock, par value $0.10 per share (the "Common Shares"), of the Fund upon the terms and subject to the conditions set forth in the Fund's prospectus (the "Prospectus") dated [_______], 2007 (the "Offer"). Each such Record Date Stockholder is being issued one Right for each full Common Share owned on the Record Date. Such Rights entitle their holders to acquire during the Subscription Period (as hereinafter defined) at the Subscription Price (as hereinafter defined) one Share for each three Rights, on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Record Date Stockholder who fully exercises all Rights initially issued to such Record Date Stockholder (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege") on the terms and conditions set forth in such Prospectus. The Rights are transferable and are listed on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "KEF.RT."

      The Subscription Price will be [90% of the average of the last reported sale prices of a share of the Fund's Common Stock on the NYSE on the Expiration Date (as hereinafter defined) and the four preceding trading days]. The Subscription Period will commence on [_______], 2007 and end at 5:00 p.m., New York City time on the Expiration Date (the term "Expiration Date" means [_______], 2007, unless and until the Fund shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Fund, will expire).

      For the duration of the Offer, the Fund has authorized and the Dealer Manager (as hereinafter defined) has agreed to reallow a fee to any qualified broker or dealer executing a Soliciting Dealer Agreement who solicits the exercise of Rights and the Over-Subscription Privilege in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to ComputerShares, the Fund's Subscription Agent for the Offer, of payment for Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and of properly completed and executed documentation as set forth in this Soliciting Dealer Agreement, a Soliciting Dealer will be entitled to receive a fee (the "Soliciting Fee") equal to 0.50% of the Subscription Price per Share so purchased subject to a maximum fee based on the number of Common Shares held by such

Soliciting Dealer through The Depository Trust Company on the Record Date; provided, however, that no payment shall be due with respect to the issuance of any Shares until payment therefor is actually received. A qualified broker or dealer is a broker or dealer which is a member of a registered national securities exchange in the United States or the NASD or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

      The Fund has authorized and the Dealer Manager has agreed to pay the Soliciting Fees payable to the undersigned Soliciting Dealer, and the Fund and the Manager have agreed to indemnify such Soliciting Dealer on the terms set forth in the Dealer Manager Agreement, dated [_______], 2007, among the Fund, the Manager and UBS Securities LLC as the dealer manager (the "Dealer Manager"). Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which, in the opinion of counsel to the Fund or counsel to the Dealer Manager, such compensation may not lawfully be paid. No Soliciting Dealer shall be paid Soliciting Fees with respect to Shares purchased pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account or for the account of any affiliate of the Soliciting Dealer. No Soliciting Dealer or any other person is authorized by the Fund or the Dealer Manager to give any information or make any representations in connection with the Offer other than those contained in the Prospectus and other authorized solicitation material furnished by the Fund through the Dealer Manager. No Soliciting Dealer is authorized to act as agent of the Fund or the Dealer Manager in any connection or transaction. In addition, nothing herein contained shall constitute the Soliciting Dealers partners with the Dealer Manager or with one another, or agents of the Dealer Manager or of the Fund, or create any association between such parties, or shall render the Dealer Manager or the Fund liable for the obligations of any Soliciting Dealer. The Dealer Manager shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

      In order for a Soliciting Dealer to receive Soliciting Fees, the Subscription Agent must have received from such Soliciting Dealer no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and full payment for such Shares or (ii) a Notice of Guaranteed Delivery guaranteeing delivery to the Subscription Agent by close of business on the third business day after the Expiration Date of (a) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and the Over-Subscription Privilege and (b) full payment for such Shares. Soliciting Fees will only be paid after receipt by the Subscription Agent of a properly completed and duly executed Soliciting Dealer Agreement and a Subscription Certificate designating the Soliciting Dealer in the applicable portion hereof. In the case of a Notice of Guaranteed Delivery, Soliciting Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Soliciting Fees will be paid by the Fund (through the Subscription Agent) to the Soliciting Dealer by check to an address designated by the Soliciting Dealer below by the tenth business day following the day the Fund issues Shares after the Expiration Date.

      All questions as to the form, validity and eligibility (including time of receipt) of this Soliciting Dealer Agreement will be determined by the Fund, in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with a Soliciting Dealer Agreement or delivery thereof must be cured within such time as the Fund shall determine. None of the Fund, the

Dealer Manager, the Subscription Agent, the Information Agent for the Offer or any other person will be under any duty to give notification of any defects or irregularities in any Soliciting Dealer Agreement or incur any liability for failure to give such notification.

      The acceptance of Soliciting Fees from the Fund by the undersigned Soliciting Dealer shall constitute a representation by such Soliciting Dealer to the Fund that: (i) it has received and reviewed the Prospectus; (ii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations were made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Rights and the Over-Subscription Privilege, it has not published, circulated or used any soliciting materials other than the Prospectus and any other authorized solicitation material furnished by the Fund through the Dealer Manager; (iv) it has not purported to act as agent of the Fund or the Dealer Manager in any connection or transaction relating to the Offer; (v) the information contained in this Soliciting Dealer Agreement is, to its best knowledge, true and complete; (vi) it is not affiliated with the Fund; (vii) it will not accept Soliciting Fees paid by the Fund pursuant to the terms hereof with respect to Shares purchased by the Soliciting Dealer pursuant to an exercise of Rights and the Over-Subscription Privilege for its own account or the account of any affiliates; (viii) it will not remit, directly or indirectly, any part of Soliciting Fees paid by the Fund pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; and (ix) it has agreed to the amount of the Soliciting Fees and the terms and conditions set forth herein with respect to receiving such Soliciting Fees. By returning a Soliciting Dealer Agreement and accepting Soliciting Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Fund, the Manager and the Dealer Manager against losses, claims, damages and liabilities to which the Fund may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above. In making the foregoing representations, Soliciting Dealers are reminded of the possible applicability of the anti-manipulation rules under the Exchange Act if they have bought, sold, dealt in or traded in any Shares for their own account since the commencement of the Offer.

      Upon expiration of the Offer, no Soliciting Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

      Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus.

      This Soliciting Dealer Agreement will be governed by the laws of the State of New York.

      Please execute this Soliciting Dealer Agreement below accepting the terms and conditions hereof and confirming that you are a member firm of the NASD or a foreign broker or dealer not eligible for membership who has conformed to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations of the type being undertaken pursuant to the Offer in the United States to the same extent as if you were a member thereof, and certifying that you have solicited the purchase of the Shares pursuant to exercise of the Rights and the Over-Subscription Privilege, all as described above, in accordance with the terms and conditions set forth in this Soliciting Dealer Agreement. Please forward two executed copies of this Soliciting Dealer Agreement to: UBS Securities LLC, 299 Park Avenue, New York, New York 10171-0026, Attn: Syndicate Department.

      A signed copy of this Soliciting Dealer Agreement will be promptly returned to the Soliciting Dealer at the address set forth below.

                                        Very truly yours,

                                        UBS SECURITIES LLC

                                        By: __________________________________
                                            Name:
                                            Title:


                                        By: __________________________________
                                            Name:
                                            Title:


PLEASE COMPLETE THE INFORMATION BELOW


Printed Firm Name                    Address


Contact at Soliciting Dealer


Authorized Signature                 Area Code and Telephone


Number


Name and Title                       Facsimile Number


Dated:


Payment of the Soliciting Fee shall be mailed by check to the following address: